EXHIBIT 10.1

                         AGREEMENT OF PURCHASE AND SALE

     THIS AGREEMENT OF PURCHASE AND SALE made this 4th day of June, 2002 by and between Scott Stirkins, ("Seller") as shareholder, or President, of the business commonly known as Pacific Western Insurance Services and Prevention Insurance.com ("Buyer"), is made and entered into with reference to the following facts:

     A. SELLER desires to sell and transfer to BUYER shares of stock and assets of SELLER, and BUYER desires to purchase the same, upon the terms and subject to the conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

     1. PURCHASE AND EXCHANGE OF SHARES OF STOCK AND ASSETS
        ---------------------------------------------------

            1.1 PURCHASED SHARES OF STOCK AND ASSETS. SELLER agrees to sell to BUYER, and BUYER agrees to purchase from SELLER 80% of SELLER's shares of stock and assets for an exchange of their respective stock shares, upon the terms and subject to the conditions set forth in this Agreement.

            1.2 LIABILITIES. BUYER does not assume, nor shall BUYER be liable for, any of the obligations or liabilities of SELLER and AGENCY, of any kind or nature whatsoever, whether relating to the SELLER and AGENCY or otherwise. SELLER and AGENCY shall continue to be solely responsible for all liabilities and obligations of SELLER and AGENCY.

     2. PURCHASE - RECITALS.
        --------------------

                                    RECITALS
                                    --------

     It is agreed between BUYER and SELLER that the SELLER shall exchange 80% shares of stock for BUYER'S 292,565 shares of stock.

            2.1 TERMS AND CONDITIONS.
                ---------------------

                  2.1.1. FIRST OPTION. BUYER agrees that SELLER shall have the first option to repurchase 80% ownership of SELLER'S shares of stock from the BUYER, and the repurchase price formula to be applied shall be the same as that formula used in the preceding paragraph, to-wit:
            BUYER shall exchange 292,565 shares of stock for SELLER'S 80% share of stock, and that SELLER shall have this first option to repurchase within the first twelve (12) month period following the date the parties entered into this Agreement of Purchase and Sale.

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                  2.1.2. BUYER'S OPTION. SELLER agrees that BUYER shall have the option to purchase SELLER'S remaining ownership interest of 20% at any time after the expiration date of the parties' Management Contract (see Addendum attached hereto and made part hereof) if the SELLER so chooses to sell its remaining ownership interest; the purchase price shall be determined by the then current market value of SELLER'S stock; and the purchase price to be applied shall be the same as that formula used in the preceding paragraph, to-wit: BUYER shall exchange 73,141 shares of stock for SELLER'S 20% shares of stock.

                  2.1.3. SELLER'S MANAGEMENT CONTRACT. BUYER agrees that
            SELLER'S President/CEO shall receive a management contract for at least 5 years following the date the parties entered into the Agreement, and that SELLER'S President/CEO's salary, bonus, and/or other compensation constituting a deductible corporate expense shall be negotiable by all parties hereto prior to the parties executing the final Agreement. SELLER further understands and agrees that SELLER must earn at least a minimum of ten percent (10%) of the gross premiums (income) or $50,000, whichever amount constitutes the greater amount after taxes having been paid.

                  2.1.4. BUYER'S SERVICE FEE. SELLER agrees that BUYER shall receive a monthly Service Fee in the amount of $500.00, which shall constitute as a tax deductible expense. For this monthly Service Fee, BUYER shall perform services for the SELLER.

                  2.1.5. ANNUAL DIVIDEND. The parties agree that both BUYER and
            SELLER shall receive annual dividends based upon SELLER'S net profits after taxes, as well as reasonable and customary business expenses and bonuses.

                  2.1.6. SELLER'S OPTION. BUYER agrees that SELLER shall have the option to participate in any marketing plan, advertising, co-op advertising program and/or new product developed and/or acquired by BUYER.

         3. REPRESENTATION AND WARRANTIES OF SELLER. SELLER hereby represents and warrants to BUYER that the following statements are true and correct as of the date of this Agreement, shall be true and correct during the pendency of this Agreement, and the truth and accuracy of such statements shall constitute a condition precedent to all of BUYER'S obligations under this Agreement.

                  3.1. ORGANIZATION, STANDING AND AUTHORITY OF SELLER. Scott Stirkins is a shareholder in a corporation duly organized, validly existing and good standing under the laws of the State of Nevada and duly authorized and qualified to conduct business in the State of Nevada and has all necessary corporate powers and authority to own and operate as SELLER.

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                  3.2 AUTHORIZATION. The execution and delivery by SELLER of this Agreement and the performance by SELLER of its obligations hereunder have been duly approved and authorized by the Board of Directors and by Shareholders, pursuant to corporate resolution, and no other approvals are required for the execution and delivery by SELLER of this Agreement or the performance by SELLER of its obligations hereunder. The legal, valid and binding obligations of SELLER and/or Shareholders, as the case may be, are enforceable in accordance with their respective terms.

                  3.3 NO VIOLATION OF LAW. (i) SELLER is not in violation of any judgment, order, writ, injunction or decree of any court or governmental agency having jurisdiction over SELLER; (ii) there are no pending or threatened proceedings of any court or governmental agency having jurisdiction over SELLER;
(iii) SELLER has complied with and is in compliance with the requirements (collectively, "LAWS") and all other requirements of any governmental authority having jurisdiction over SELLER; (iv) there is no investigation that could reasonably be expected to result in, any fine, penalty, liability or disability as the result of SELLER'S failure to comply with any requirements of any laws.

                  3.4 NO VIOLATION OF AGREEMENT. With respect to the following items, none shall violate or result in a breach by the SELLER of the following:
(i) any provision or restriction of SELLER'S articles of incorporation or bylaws, or (ii) any provision or restriction of any agreement, contract, commitment, loan, note, indenture, mortgage, deed, instrument, lease, sublease, license, permit, franchise, assignment or easement to which the SELLER is subject or by which SELLER is subject to or bound by, or that would result in an imposition of any lien, charge, or encumbrance on the assets of the SELLER.

                  3.5 LITIGATION. There is no claim, suit, action, arbitration, or other proceeding, pending or threatened, against SELLER.

                  3.6 BUSINESS ACTIVITIES. SELLER shall carry on the activities and operations of the SELLER in substantially the same manner as heretofore conducted and SELLER shall not change any aspect of the management or operation with respect to any activities or operations of the SELLER, except (i) in the ordinary course of SELLER, or (ii) as required by this Agreement with the written consent of BUYER.

                  3.7 CORPORATE EXISTENCE; COMPLIANCE WITH LAWS. SELLER shall take any and all actions as may be necessary or desirable to maintain, preserve, renew and keep in full force and effect the corporate existence and rights of SELLER, and SELLER shall duly comply with all laws applicable to SELLER and the conduct of the SELLER. SELLER immediately shall notify BUYER in the event of any pending or threatened action of any governmental authority with respect to SELLER.

                  3.8 APPROVALS. SELLER shall not take any action, or fail to take any action, which could result in any legal action or proceeding being filed against SELLER AND/OR BUYER by any third party or governmental or other authority.

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                  3.9 LICENSES. SELLER shall execute or join in the execution and filing of any application or other document which is required or which BUYER may reasonably request in order to obtain any licenses, permits, authorization, consents or approvals of any third party or governmental or other authority, and shall use all reasonable efforts to assist BUYER in obtaining any such licenses, permits, authorizations, consents or approvals in connection with the transfer and assignment by SELLER to BUYER of the SELLER'S assets.

                  3.10 DISCLOSURE. None of the representations or warranties made by SELLER in this Agreement shall contain any untrue statements of material fact, including, without limitation, any addendums attached hereto, or in any agreement, certificate, instrument or other document furnished to BUYER by SELLER.

         4. REPRESENTATIONS AND WARRANTIES OF BUYER. BUYER represents and warrants to SELLER that the following statements are true and correct as of the date of this Agreement and the truth and accuracy of such statements shall constitute a condition precedent to all of SELLER'S obligations under this Agreement.

                  4.1 DUE INCORPORATION; POWER. BUYER is a public corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. BUYER has all requisite power and authority to perform its obligations under this Agreement.

                  4.2 AUTHORIZATION. This Agreement has been duly executed and delivered by BUYER, and all agreements, documents and instruments herein contemplated to be executed by BUYER, will be duly executed and delivered. This Agreement constitutes, and all other agreements, documents and instruments when executed and delivered by BUYER will constitute, the legal, valid and binding obligations of BUYER enforceable in accordance with their respective terms.

                  4.3 DISCLOSURE. None of the representations or warranties made by BUYER in this Agreement shall contain any untrue statements of material fact, including, without limitation, any addendums attached hereto, or in any agreement, certificate, instrument or other document furnished to SELLER by BUYER.

         5. INDEMNITIES.
            ------------

                  5.1 SELLER'S OBLIGATIONS. SELLER shall defend, indemnify, and hold harmless BUYER from and against any and all claims to the extent arising out of, resulting from or relating to (i) any breach by SELLER of, or failure by SELLER to perform, any of its representations, warranties, covenants or agreements in, or any default by SELLER under, this Agreement or in any other agreement, instrument, Exhibit, certificate or other document furnished or to be furnished by SELLER pursuant to this Agreement; (ii) SELLER'S failure to file any tax returns or pay or withhold any taxes or assessments; (iii) any liability of SELLER under any written or oral employment contract with an employee of SELLER; (iv) any liability of SELLER under any of its employee benefit plans or any liability arising out of, resulting from or relating to SELLER'S failure to file any tax return or pay or withhold any taxes, fund any liability, provide any notices, obtain any approvals required by and in accordance with any requirements under any applicable employment

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laws, including, without limitation, ERISA, COBRA or the Worker Adjustment and
Retraining Notification Act, or any other applicable laws with respect to the termination of employees; (v) SELLER'S accounts payable; (vi) products sold, services performed or other business conducted by SELLER prior to the Closing; and (viii) any other matter relating to SELLER'S ownership or operation of its business operations.

                  5.2 BUYER'S OBLIGATIONS. BUYER shall defend, indemnify and hold harmless SELLER from and against any and all claims to the extent arising out of, resulting from or relating to (i) any breach by BUYER of, or failure by BUYER to perform, any of its representations, warranties, covenants or agreements in, or any default by BUYER under, this Agreement or in any agreement, instrument, Exhibit, certificate or other document furnished or to be furnished by BUYER pursuant to this Agreement.

         6. ADDITIONAL AGREEMENTS OF THE PARTIES.
            -------------------------------------

                  6.1 DISABILITY. In the event that BUYER should become disabled or incapacitated, for any reason whatsoever, and is unable to continue with the management and operation of SELLER and elects to sell his interest, either in part or in its entirety, written approval must first be obtained from Seller, which approval shall not be unreasonably withheld. It is specifically understood between BUYER and SELLER that any such agreement to sell to a third-party, either in part or in its entirety, must contain provisions for the immediate payoff of any and all amounts due SELLER pursuant to the terms of this Agreement.

                  6.2 DEFAULT. In the event SELLER defaults on any term or provision of this Agreement and/or fails to make the payments as scheduled herein, and said default fails to be cured within 60 days of the date SELLER receives written notice of said default from BUYER, or its appointed agent, BUYER may, at its sole and exclusive discretion, sell in part or its entirety, BUYER'S in SELLER to a third-party for the amount due then under the terms of this Agreement.

         7. COVENANT NOT TO COMPETE. SELLER and Shareholders agree, as of the Closing, as follows:

                  7.1 COVENANT NOT TO COMPETE. SELLER will not at any time within the period commencing on the Closing Date, directly or indirectly engage in, or have any interest in any person, firm, corporation, or business (whether as an employee, officer director, agent security holder, creditor, consultant or otherwise) that engages in, any activity in the State of Nevada (THE "COVENANT TERRITORY"), which activity is the same as, similar to, or competitive with any activity in the Convenant Territory as of or within two (2) years after the Closing Date.

                  7.2 CONFIDENTIAL DISCLOSURE. SELLER agrees that it will not for any reason or at any time after the Closing Date disclose to any person any proprietary, confidential or secret information relating to the SELLER AND/OR BUYER, nor will it disclose to any person any trade secrets of SELLER AND/OR BUYER or of any of its customers or suppliers or any other secret or confidential information relating to SELLER AND/OR BUYER.

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8. MISCELLANEOUS.
   --------------

                  8.1 PUBLICITY. All notices to third parties and any other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by BUYER without the prior consent of the other party.

                  8.2 NOTICES. All notices, requests, demands and other communications given, or required to be given under this Agreement, shall be in writing, duly addressed to the parties as follows:

                  If to Seller:         Scott Stirkins
                                       ----------------------------------
                                        394 NW 185th
                                       ----------------------------------
                                        Shoreline, WA 98177
                                       ----------------------------------

                  With a copy to:       Pacific Western Ins. Agency Inc.
                                       ----------------------------------
                                        1748 NW 56th St. #103
                                       ----------------------------------
                                        Seattle, WA 98107
                                       ----------------------------------

                  If to Buyer:          Prevention Insurance
                                       ----------------------------------
                                        2770 S. Maryland Pkwy. #416
                                       ----------------------------------
                                        Las Vegas, NV 89109
                                       ----------------------------------

                  With a copy to:
                                       ----------------------------------

                                       ----------------------------------

                                       ----------------------------------

                  8.3 INTEGRATION. This Agreement constitutes the final, complete and exclusive agreements of the parties and supersedes all prior and contemporaneous negotiations, understandings and agreements of the parties with respect to the subject matter hereof.

                  8.4 SEVERABILITY. If one or more of the provisions of this Agreement is hereafter declared invalid or unenforceable by judicial, legislative or administrative authority of competent jurisdiction, the parties hereto agree that the invalidity or unenforceability of any of the provisions shall not in any way affect the validity or enforceability of any other provisions of this Agreement.

                  8.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties' successors and assigns.

                  8.6 COSTS AND EXPENSES. Except as otherwise provided herein, each of the parties shall be responsible for the payment of its own costs, expenses and taxes incurred or to be incurred by it in negotiating and preparing this Agreement and in closing and carrying out the transactions contemplated hereby.

                  8.7 AMENDMENT; MODIFICATION. No change or modification of the terms or provisions of this Agreement shall be deemed valid unless in writing and signed by both parties.

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                  8.8 GOVERNING LAW. This Agreement shall be construed,
interpreted and applied in accordance with the laws of the State of Nevada.

                  8.9 WAIVER. No waiver of any breach or default shall be construed as a continuing waiver of any provision or as a waiver of any other or subsequent breach of any provision contained in this Agreement.

                  8.10 HEADINGS. The headings of Sections of this Agreement have been inserted for convenience of reference only and shall not affect the interpretation of any of the provisions of this Agreement.

                  8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

                  8.12 ASSIGNMENT. Neither party hereto shall assign, hypothecate, or otherwise transfer such party's rights hereunder, or delegate such party's duties hereunder, without the prior written consent of the other party hereto.

                  8.13 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision give any third persons any right of subrogation over or against any party to this Agreement. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  8.14 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate or other document provided for herein shall survive the Closing.

                  8.15 TIME OF ESSENCE. Time is of the essence in complying with the terms, conditions and provisions of this Agreement, including the Closing.

                  8.16 ARBITRATION. The parties agree that they are limited to two (2) remedies with regard to any breach, default and/or violation of any term, condition and/or covenant set forth herein, which shall be as follows: arbitration, or mediation. The exercise of any of these remedies by either party shall not be deemed an election of remedies.

                  8.17 ATTORNEYS' FEES. In the event that arbitration or mediation is instituted to enforce or construe any of the provisions of this Agreement, the prevailing party in such proceeding shall be entitled to reasonable attorneys' fees and costs.

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         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first above written.



     /s/ Scott Stirkins                     Date:          6/04/02
------------------------------------              -------------------------
SELLER
Pacific Western Insurance Services
1748 NW 56th St., Suite #103
Seattle, WA 98107





     /s/ Scott Goldsmith                    Date:          12/27/01
------------------------------------              -------------------------
BUYER
Prevention Insurance Co.
2770 S. Maryland Pkwy., Suite #416
Las Vegas, NV 89109



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